UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO 1.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 375-2227

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Sonnet BioTherapeutics Holdings, Inc. (the “Company”), with the Securities and Exchange Commission (“SEC”) on April 3, 2020 (the “Original Filing”). This Form 8-K/A is being filed solely for the purposes of (i) filing revised unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2019 of the Company, and the notes related thereto, updated in order to make certain changes in presentation in response to comments from the SEC staff and (ii) re-filing Relief Therapeutics SA audited financial statements for the years ended December 31, 2019, and the notes related thereto, in order to include a revised audit report of Mazars SA. This Form 8-K/A does not change any of the other information contained in the Original Filing except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Original Filing to reflect events that have occurred since the date of the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Relief Therapeutics SA audited financial statements for the years ended December 31, 2019, and the notes related thereto, filed herewith and attached hereto as Exhibit 99.1, are incorporated herein by reference.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2019 and the notes related thereto, filed herewith and attached hereto as Exhibit 99.2, are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Mazars SA, Independent Public Accounting Firm

99.1	Relief Therapeutics SA’s audited financial statements for the years ended December 31, 2019, and the notes related thereto.

99.2	The Unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2019, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.
a Delaware corporation
(Registrant)

Date: June 26, 2020	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer